MML SERIES INVESTMENT FUND II
MML iShares® 80/20 Allocation Fund
Supplement dated November 14, 2025 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Fund’s name is hereby changed to the MML VIP BlackRock iShares® 80/20 Allocation Fund*.
* iShares® and BlackRock® are registered trademarks of BlackRock Finance, Inc. and its affiliates and are used under license.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIIPRO-25-04
iS80/20ALLOC-25-01